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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 2002 relating to the financial statements and financial statement schedule of Vital Images, Inc., which appears in Vital Images, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
August 7, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS